INVESTOR PRESENTATION APRIL 2021

Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, whether data from patients enrolled to date will be sufficient to inform the recommended phase 2 dose for the Company’s planned proof of concept study of cinrebafusp alfa in gastric cancer; the expected timing and potential outcomes of the reporting by the Company of key clinical data from its programs, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including PRS- 060/AZD1402, cinrebafusp alfa, PRS-344, and PRS-352 and the expected timing of the initiation of the next stage of cinrebafusp alfa’s development in gastric cancer. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; competition in the industry in which we operate; delays or disruptions due to COVID-19; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company's Quarterly Reports on Form 10-Q. 2

The Anticalin® Protein Platform

A Novel Therapeutic Class with Favorable Drug-Like Properties

- **Human** – Derived from lipocalins (human extracellular binding proteins)
- **Small** – Monomeric, monovalent, small size (~18 kDa vs 150kDa mAbs)
- **Stable** – Inhalable delivery
- **Simple** – Bi/multispecific constructs
- **Proprietary** – Broad IP position on platform and derived products


Target
Anticalin Protein

Powerful Drug Discovery Platform

- Highly diverse libraries
- Automated screening
- Protein engineering know-how

Translational Science Expertise to Deploy Platform in Meaningful Way

- Immunology expertise underpins IO and respiratory focus
- A leader in 4-1BB-related efforts
- Patient phenotyping efforts for improved stratification and novel intervention points in, e.g., asthma

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Company Snapshot

Pipeline Highlights

- **PRS-060:** Inhaled IL4-Rα antagonist for moderate-to-severe asthma (partnered with AstraZeneca)
- **Cinrebafusp alfa (PRS-343):** 4-1BB/HER2 bispecific for solid tumors
- **Next-generation respiratory:** Includes 6 discovery-stage inhaled therapeutics programs (2 proprietary, 4 partnered with AstraZeneca)
- **4-1BB-based bispecifics:** Multiple proprietary and partnered 4-1BB-based programs for IO



Anchor Partnerships

- Validation through three anchor partnerships
- $160+M in upfront payments, milestones and strategic equity investment since January 2017
- Each partnership includes options for co-development & US-focused commercialization rights
- Value-driving opt-in for PRS-060 after phase 2a completion



Catalysts

- **Respiratory:**
  - ✓ PRS-060 phase 2a trial initiation and milestone
  - ❑ Data and rationale for advancement into IND-enabling studies for wholly-owned inhaled program
- **IO:**
  - ❑ Cinrebafusp alfa monotherapy data for cohort 13b at AACR
  - ❑ Cinrebafusp alfa phase 2 initiation
  - ❑ Preclinical data for PRS-344 at AACR
  - ❑ PRS-344 IND submission



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Anchor Partnerships

AstraZeneca

- PRS-060 + 4 additional novel inhaled Anticalin protein programs
- Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs
- Upfront & milestones to date: $70.5M
- $2B+ in milestone potential, plus double-digit royalties
- AZ funds all PRS-060 development costs through post-phase 2a co-development opt-in decision
- Access to complementary formulation and device know-how for inhaled delivery
- $10M equity investment from AstraZeneca

SERVIER

- Immuno-oncology partnership based on antibody-Anticalin bispecific protein fusions
- PRS-344: PD-L1/4-1BB antibody-Anticalin bispecific
  - Pieris holds full U.S. rights
- PRS-352: n.d. antibody-Anticalin bispecific
  - ✓ Pieris completed non-GLP preclinical work
  - Pieris to receive tiered royalties up to low double digits
- ~$31M upfront payment with significant milestone potential
  - ✓ Two preclinical milestones achieved for PRS-344

SeattleGenetics

- 3-program partnership based on tumor-localized costimulatory bispecific fusion proteins
- Pieris retains opt-in rights for US co-promotion on one of the programs with increased royalties
- Upfront & milestones to date: $35M upfront payment
- ~$1.2B milestone potential, plus up to double-digit royalties on non-co-developed products
- $13M equity investment from Seagen
- Clinical trial and supply agreement for tucatinib to be evaluated in combination with cinrebafusp alfa

Strong Partners • Significant Cash Flow • Retained Commercial Rights

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Pipeline

RESPIRATORY							
CANDIDATE	TARGETS	PARTNER	PIERIS' COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-060/AZD1402	IL4-Rα	AstraZeneca	Worldwide Profit-Share Option				
Proprietary Programs	n.d.	n/a	Worldwide				
AstraZeneca Programs*	n.d.	AstraZeneca	Worldwide Profit-Share Option				

*4 respiratory programs in collaboration with AstraZeneca, 2 of which carry co-development and co-commercialization options for Pieris

IMMUNO-ONCOLOGY							
CANDIDATE	TARGETS	PARTNER	PIERIS' COMMERCIAL RIGHTS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
Cinrebafusp Alfa (PRS-343)	HER2/4-1BB	n/a	Worldwide				
PRS-344	PD-L1/4-1BB	SERVIER	US Rights; ex-US Royalties				
PRS-352	n.d.	SERVIER	Royalties				
Proprietary IO Programs	n.d.	n/a	Worldwide				
Seattle Genetics Program‡	co-stim agonist	SeattleGenetics	US Co-Promotion Option; Royalties				

‡3 bispecific programs in collaboration with Seattle Genetics, with Pieris retaining a US co-promotion option for the second program

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Anticalin Technology Advantages: Differentiated Respiratory Platform 7 Very low predicted immunogenicity Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress Tear lipocalin (TLC) “template” is abundant in human lung and permeates lung epithelium Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes

PRS-060: IL-4Rα Antagonist 8 PRS-060Candidate Inhibiting IL4-Rα (disrupts IL-4 & IL-13 signaling) Function/MoA Moderate-to-severe asthmaIndications Phase 2a in moderate asthmaticsDevelopment Co-development and U.S. co-commercialization rights, including gross margin share Commercial Rights PRS-060

PRS-060 Phase 2a Trial

Part 1	**Patient Population:** Moderate controlled asthmatics **Primary Endpoint:** Safety and tolerability **Number of Patients:** ~45
Part 2	**Patient Population:** Moderate uncontrolled asthmatics with blood eosinophil count of ≥ 150 cells/µL and FeNO ≥ 25 ppb at screening **Primary Endpoint:** Improvement of FEV1 over four weeks relative to placebo **Number of Patients:** ~360

Enrollment initiated 1Q2021

Dry powder formulation, administered b.i.d. over four weeks

Up to three dose levels plus placebo

Study is sponsored and funded by AstraZeneca



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4-1BB Agonism Offers Promise of Material Clinical Benefit 10  Increases T-cell proliferation to bolster immune repertoire  Enhances cytotoxicity for tumor killing  Improves metabolic fitness for increased survival of T cells  Drives T-cell memory phenotype for increased durability Pieris’ 4-1BB bispecifics recognize that 4-1BB agonists have proven clinical potency, yet must be kept out of the liver to ensure suitable therapeutic index Unique Attributes of 4-1BB Agonism on Tumor-specific T Cells

Cinrebafusp Alfa (PRS-343): Proprietary Lead IO Asset

Candidate	Cinrebafusp alfa (PRS-343)
Function/MoA	Tumor-targeted 4-1BB agonism and HER2 antagonism
Indications	HER2-high and HER2-low gastric cancer
Development	Initiating phase 2
Commercial Rights	Fully proprietary


HER2-Targeting Antibody
4-1BB-Targeting Anticalin Proteins

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Cinrebafusp Alfa: 4-1B/HER2 Bispecific CLINICALLY-RELEVANT BIOMARKERSHER2-targeting moiety of the drug localizes to the tumor microenvironment and facilitates 4-1BB cross-linking 4-1BB cross-linking ameliorates T-cell exhaustion and is critical for T-cell expansion HER2 targeting Antibody 4-1BB targeting Anticalin® Proteins cinrebafusp alfa 4-1BB Pathway Activation Soluble 4-1BB T-cell Proliferation CD8+ and CD8+/Ki67+ HER2 cinrebafusp alfa Co-Stimulation 4-1BB Cinrebafusp alfa drives 4-1BB agonism in the tumor microenvironment of HER2+ solid tumors 12

Cinrebafusp Alfa Phase 1 Monotherapy Study 13 Study Objectives Primary: Characterize Safety Profile Identify MTD or RP2D Secondary: Characterize PK/PD & Immunogenicity Preliminary anti-tumor activity Key Eligibility Criteria Inclusion: Metastatic HER2+ solid tumors Breast & Gastric/GEJ ≥ 1 prior anti-HER2 Tx Measurable disease (RECIST v1.1) ECOG 0 or 1 Exclusion: Symptomatic or unstable brain metastasis Abnormal cardiac EF (< 45%) 0.0005 mg/kg 0.05 mg/kg 0.15 mg/kg (n = 5) 0.5 mg/kg (n = 7) 1.0 mg/kg (n = 6) 2.5 mg/kg (n = 6) 5 mg/kg (n = 9) 8 mg/kg (n = 26) 12 mg/kg (n = 3) 18 mg/kg (n = 9) (n = 7) Accelerated Titration Dose Escalation Study Design Q3W Q2W QW, Q2W & Q3W active dose range 13b 12b 11, 11b, 11c, obi 10 9 8 7 6 5

14 Phase 1 Monotherapy Baseline Characteristics (N = 78) Characteristic n (%) Age, Median (range) 63 (24–92) Gender F 46 (59%) M 32 (41%) ECOG PS 0 19 (24%) 1 59 (76%) Prior Therapy Lines 1 11 (14%) 2 10 (13%) 3 16 (21%) 4 12 (15%) 5+ 29 (37%) Median # of anti-HER2 Tx Breast 6 Gastric 2 Primary Cancer Type n (%) Gastroesophageal 34 (44%) Breast 16 (21%) Colorectal 12 (15%) Gynecological 9 (12%) Bladder 2 (3%) Pancreatic 1 (1%) Other – Cancer of Unknown Origin 2 (3%) Other – Salivary Duct 1 (1%) Melanoma 1 (1%) Data cut-off: 25-Feb-21

Data cut-off: 25-Feb-21 Phase 1 Monotherapy Treatment Related Adverse Events at Active Doses (≥ 2.5 mg/kg) 15 Treatment Related Adverse Events (TRAEs occurring in > 1 patient; n = 53) All Grades n (%) Grade 1-2 n (%) Grade 3-4 n (%) Infusion related reaction 13 (25%) 9 (17%) 4 (8%) Nausea 7 (13%) 7 (13%) Chills 6 (11%) 6 (11%) Vomiting 6 (11%) 6 (11%) Dyspnoea 4 (8%) 4 (8%) Fatigue 4 (8%) 4 (8%) Arthralgia 3 (6%) 2 (4%) 1 (2%) Decreased appetite 3 (6%) 3 (6%) Non-cardiac chest pain 3 (6%) 3 (6%) Asthenia 2 (4%) 2 (4%) Diarrhoea 2 (4%) 2 (4%) Dizziness 2 (4%) 2 (4%) Headache 2 (4%) 2 (4%) Paraesthesia 2 (4%) 1 (2%) 1 (2%) Pruritus 2 (4%) 2 (4%) Pyrexia 2 (4%) 2 (4%) Rash 2 (4%) 2 (4%) 1 Gr 3 Ejection Fraction dec and 1 Gr 3 Heart Failure; both events occurred in one patient and resolved w/o sequelae.

Summary of Responses in Phase 1 Monotherapy Study

Cohort	13b	12b	11c	Obi	11b	11	10	9	Total
Best Response	18 mg/kg, Q2W	12 mg/kg, Q2W	8 mg/kg, QW	8 mg/Kg, Q2W	8 mg/kg, Q2W	8 mg/kg, Q3W	5 mg/kg, Q3W	2.5 mg/kg, Q3W	
Evaluable Patients	8	2	5	4	7	4	7	5	42
CR	1	-	-	-	-	-	-	-	1
PR	1	-	-	-	3	-	-	-	4
SD	3	-	1	2	3	3	3	2	17
ORR	25%	0%	0%	0%	43%	0%	0%	0%	12%
DCR	63%	0%	20%	50%	86%	75%	43%	40%	52%

Data cut-off: 25-Feb-21

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Cinrebafusp Alfa Phase 1 Monotherapy Efficacy Data: Analysis of Patients Treated at Active Doses 17 Overall Population Data cut-off: 25-Feb-21 *Manual update for CUP patient from Medidata 9-Apr-21 *

Cinrebafusp Alfa Phase 1 Monotherapy Efficacy Data: Analysis of Patients Treated at Active Doses 18 GC/GEJ & Colorectal Cancers Data cut-off: 25-Feb-21

Data cut-off: 25-Feb-21 Durable Responses with Cinrebafusp Alfa Among Heavily Pre-treated Population 19 Overall Population

Cinrebafusp Alfa Shows Dose-dependent Activity Across Key Pharmacodynamic Parameters



Tumor (CD8+)
Fold induction CD8+ Tcells/mm²
6
5
4
3
2
1
0
0.0005 - 0.15
0.5
1
2.5
5
8
12
18
Dose (mg/kg)



Serum (s4-1BB)
s4-1BB fold induction over baseline in Cycle 1
45
35
25
15
5
4
3
2
1
0
ns
ns
**
****
****
****
****
0.0005 - 0.05
0.15
0.5
1
2.5
5
8
12
18
Dose (mg/kg)

— Connects group averages

— Median

Mann-Whitney U Test

Dose at 8 mg/kg incorporates patients treated at Q1W, Q2W, or Q3W

Data cut-off: 25-Feb-21

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Data cut-off: 25-Feb-21 Cinrebafusp Alfa Activates Adaptive and Innate Immunity in the Tumor 21 p = 0.002 CD8+ Cells p = 0.0115 CD8+Ki67+ Cells p = 0.0051 NK Cells p = 0.1551 GrzB+ Cells Denotes group averages Median Unpaired One-Tailed Welch`s Biopsy Pre-dose Biopsy Post-dose (Cycle 2 Days 2-8) PRS-343 (Cycle 2 Day 1) PRS-343 (Cycle 1 Day 1) p=0.0782 Based on preclinical and clinical data, serum concentration of > 20 µg/ml defines active dose range beginning at 2.5 mg/kg (Cohort 9)

Data cut-off: 25-Feb-21 Single-Agent Activity in Both “Hot” and “Cold” Tumors 22 PD-L1 status and CD8+ T cells levels in tumor biopsies Several patients with clinical benefit have low/negative PD-L1 status and low CD8 T cell numbers PR SD CR * Threshold informed by (Tumeh et al., 2014 and Blando et al., 2019) Cold Tumor Hot Tumor & PD-L1 High CD8 High/PD-L1 Low/Negative CD8 Low/PD-L1 High *

Signs of Preclinical and Clinical Activity in the HER2-Low Setting

PRS-343 enhances T cell activation in *in vitro* co-cultures with HER2-low tumor cell lines[1]



Fold change IL2 (Log2)
4
3
2
1
0
JIMT-1
MKN45
ZR-75-1
MKN7
MDA-MB-453
3
10
30
100
Normalized HER2 expression
Her 2 IHC 2+
Her 2 IHC 1+
Donors
2
3
4
5
6
7
8

PRS-343 increases soluble 4-1BB in HER2-low-expressing patients



60
40
10
5
0
Baseline
On-tx
Her 2 IHC 2+
Her 2 IHC 1+
Patient with SD
Patient with PD

Data cut-off: 25-Feb-21

[1] *Hinner et al Clin Can Res 2019*

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Case Studies: PR in Gastric Cancer and CR in Rectal Cancer Patient Profile, Treatment History and Treatment Outcome 24 Rectal Cancer Patient with Complete Response • 59-year-old male; initial diagnosis in March 2017 • Rectal cancer with cardiac and lung mets • Treated with 18 mg/kg Q2W of PRS-343 • Foundation One Her2 amplification; verified in-house to be IHC 3+; MSS, TMB low Prior Treatment includes: • Folfiri/Avastin • 5FU/Avastin maintenance • Irinotecan/Avastin & SBRT Gastric Cancer Patient with Partial Response • 80-year-old woman; initial diagnosis in June 2017 • Gastric adenoca with mets to liver, LN and adrenals • Treated with 8 mg/kg Q2W of PRS-343 • HER2 IHC 3+; PD-L1 positive (CPS=3) ; NGS: ERBB2 amplification Prior Treatment includes: • Trastuzumab, Pembrolizumab + Capecitabine/oxaliplatin • Nivolumab with IDO1 inhibitor (investigational drug) Pre C D 8 + T c e lls (n /m m 2 ) 0 100 200 300 400 500 600 700 Post CD8 fold change: 2.3 CD8 pre [n/mm2]: 238 2 3 4 8 1 5 0 2 4 6 s 4 1 B B F o ld C h a n g e t o B a s e li n e T i m e p o i n t ( d a y s ) B a s e l i n e P r e C 2 Pre C D 8 + T c e lls (n /m m 2 ) Post CD8 fold change: 5.7 CD8 pre [n/mm2]: 38 0 50 100 150 200 250 B a s e lin e C 4 P o s t- tr e a tm e n t B a s e lin e C 6 P o s t- tr e a tm e n t 2 4 8 15 Pre C2 0 1 2 3 s4 1B B Fo ld C ha ng e to P re do se Timepoint (days) Baseline

Case Study: PR in Cancer of Unknown Primary Patient Profile, Treatment History and Treatment Outcome 25 Data cut-of: 25-Feb-21 Lesions Lesion Site Lesion Size (mm) Pre-treatment Post-treatment Cycle 2 Cycle 4 Cycle 6 Target 1 Lung, right lower lobe mass 25 13 0 0 Total 25 13 0 0 % Change from Baseline -48% -100% -100% Non-target 1 Lung, bilateral pulmonary masses Present Not assessed Present Present Non-target 2 Lymph nodes, mediastinal and hilar Present Not assessed Present Present Overall Response PR PR PR Patient Profile 82-year-old male Initial diagnosis October 2019 Carcinoma of Unknown Primary Stage 4 HER2 amplification via MD Anderson NGS; MSS- stable; TMB unknown Treatment History Open Radical Prostatectomy Radiation Carboplatin + gemcitabine Ba se lin e C1 d2 C1 d3 C1 d4 C1 d8 C1 d1 5 Pr e C 2 Pr e C 3 C3 d2 C3 d3 C3 d4 C3 d8 C3 15 0 5 10 15 Timepoint (days) Fo ld c ha ng e to b as el in e s 4 -1 B B S e ru m Data cut-off: 25-Feb-21

Case Study: SD in Colorectal Cancer Patient Profile, Treatment History and Treatment Outcome 26 Lesions Lesion Site Lesion Size (mm) Pre-treatment Post-treatment Cycle 2 Cycle 4 Cycle 6* Target 1 Lung, right upper lobe pulmonary nodule 10 8 8 - Target 2 Lung, right lower lobe pulmonary nodule 12 11 11 - Total 22 19 19 - % Change from Baseline -14% -14% - Non-target 1 Lung, multiple pulmonary nodules Present Present Present - CEA <1.9 1.1 1.3 - Patient Profile 56-year-old female Initial diagnosis Jan 2009 Stage 4 Colorectal Adenocarcinoma Cancer Archival HER2 3+ MSI stable; KRAS, NRAS, BRAF wt Treatment History 9 prior lines of therapy, including: Folfiri Folfox + Avastin 5-FU + bevacizumab trastuzumab/pertuzumab Investigational agent (immune stimulator antibody conjugate (ISAC) with antibody similar to trastuzumab s 4 -1 B B S e ru m Ba se lin e C1 d2 C1 d3 C1 d4 C1 d8 C1 d1 5 Pr e C 2 Pr e C 3 C3 d2 C3 d3 C3 d4 C3 d8 C3 15 0 5 10 15 Timepoint (days) Fo ld c ha ng e to b as el in e Data cut-off: 25-Feb-21 *Data not yet available due to COVID-related delays

Cinrebafusp Alfa Clinical Development Plan

Phase 2 Details			Part A	Part B	Pivotal
Gastric Cancer 2L+	ARM A	Cinrebafusp Alfa + Ramucirumab + Paclitaxel	N = ~ 20 pts →	add. 20 – 40 pts	Best opportunity
HER2-High (IHC3+ or IHC2+/ISH+)				and	
Gastric Cancer 2L+	ARM B	Cinrebafusp Alfa + Tucatinib	N = ~ 20 pts →	add. 20 – 40 pts	
HER2-Low (IHC2+/ISH- or IHC1+)					

Recommended Phase 2 Dose:
Two-cycle loading dose of 18 mg/kg (Q2W), followed by an 8 mg/kg dose (Q2W) in subsequent cycles

Interim Analysis

Go to Pivotal Decision Point

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Cinrebafusp Alfa Opportunity in HER2-high & HER2-low Gastric Cancer

Patients	1st Line	2nd Line	3rd Line
HER2-high Patients ~17%[1]	US Incidence: ~2,600 EU5 Incidence: ~5,200 JP Incidence: ~9,500	US Incidence: ~1,500 EU5 Incidence: ~2,800 JP Incidence: ~5,000	US Incidence: ~800 EU5 Incidence: ~1,500 JP Incidence: ~2,600
HER2-low* Patients ~24%[2]	US Incidence: ~3,700 EU5 Incidence: ~7,400 JP Incidence: ~13,400	US Incidence: ~2,100 EU5 Incidence: ~4,000 JP Incidence: ~7,000	US Incidence: ~1,100 EU5 Incidence: ~1,700 JP Incidence: ~4,900

*HER2-Low = IHC2+/ISH- or IHC1+

2nd and 3rd Line: Total US, EU5 & JP Incidence (HER2+ & HER2-Low): ~35,000

Cinrebafusp Alfa Initial Focus

1) *Meta Analysis of 12 studies (10,287 patients; Range 12.3-26.9%)*
2) *Eric Van Cutsem, et al., Gastric Cancer (2015) 18:476–484*

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Scientific Rationale for Combining Cinrebafusp Alfa & SoC

Paclitaxel – Chemotherapy

- Reduces tumor bulk
- Releases antigen
- Improves T cell : tumor target ratio

Ramucirumab – Anti-Angiogenic[1-3]

- Normalizes vascularization
- Alters tumor barrier to T cell penetration
- Reduces Tregs & inhibits TAMs

Cinrebafusp Alfa – 4-1BB Agonist

- Increases T cell survival and metabolic fitness in the TME
- Induces T cell memory
- Drives T cell expansion
- Induces anti-tumor cytolytic activity

1 - Allen et al., Science Translational Medicine 2017
2 - Juang et al. Front Immunology 2018
3 - Tada et al., Journal for Immunotherapy of Cancer 2018

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Scientific Rationale for Combining Cinrebafusp Alfa & Tucatinib

Tyrosine kinase inhibitors (tucatinib)	• Upregulates or stabilizes tumor cell surface HER2 expression[2,3,4] • Increases clustering potential of cinrebafusp alfa on tumor cells to drive enhanced 4-1BB cross-linking
Cinrebafusp Alfa – Dual MoA	• Inhibits HER2 signaling AND activates tumor-specific T cells in tumor microenvironment
Complements Both MoAs	• Enhances inhibition of HER2 signaling by concurrent binding to HER2 on the tumor cell surface and TKI inhibition of the internal kinase signaling domain[1] • *In vitro*, combination leads to significantly increased T cell activation in the presence of HER2-Low cell lines

1 - Baselga J., Lancet, 2012;
2 - Maruyama T., et al, Anticancer Res., 2011
3 - Scaltriti M., et al, Oncogene, 2009
4 - Hartmans, et al, Oncotarget,, 2017

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Cinrebafusp Alfa and Tucatinib Combination Enhances T-cell Activation 31 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 50 100 150 200 #19074 | MKN-7 Concentration [nM] IL -2 [p g/ m l] bg12 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 100 200 300 #19074 | HT-29 Concentration [nM] IL -2 [p g/ m l] bg1bg2 PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 1000 2000 3000 #19074 | SK-BR-3 Concentration [nM] IL -2 [p g/ m l] bg1 bg2 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0. 00 04 2 0. 00 13 0. 00 38 0. 01 1 0. 03 4 0. 10 0. 31 0. 93 2. 8 8. 3 25 0 50 100 150 200 250 #19074 | ZR-75-1 Concentration [nM] IL -2 [p g/ m l] bg12 PRS-343 PRS-343 + tucatinib Tras-IgG4 Tras-IgG4 + tucatinib urelumab urelumab + tucatinib Increased IL-2 secretion observed when cinrebafusp alfa was combined with fixed dose tucatinib in a co-culture assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines SK-BR-3 (HER2+++) MKN-7 (HER2++) HT-29 (HER2+) ZR-75-1 (HER2++) Human T cell Co-Culture Activation Assay

Cinrebafusp Alfa and Tucatinib Combination Leads to Enhanced 4-1BB Signaling

(4-1BB Reporter Cell Assay)



SK-BR-3
(HER2+++)
RLU
800000
600000
400000
200000
0
bg1 bg2
Concentration [nM]
PRS-343
PRS-343
+ tucatinib
Tras-IgG4
Tras-IgG4
+ tucatinib
urelumab
urelumab
+ tucatinib
ZR-75-1
(HER2++)
Concentration [nM]
MKN-7
(HER2++)
HT-29
(HER2+)
1000000
800000
600000
200000
150000
100000
50000

Increased 4-1BB signaling observed when cinrebafusp alfa was combined with fixed dose tucatinib in a reporter assay with SK-BR-3 (high HER2), MKN-7, ZR-75-1 (medium HER2) and HT-29 (low HER2) tumor cell lines

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33 PRS-344Candidate Localized 4-1BB agonism with PD-L1 antagonism Function/MoA N.D.Indications 2021 IND expected (in co-dev with Servier)Development Opt-in for co-development with full U.S. commercial rights; royalty on ex-U.S. sales Commercial Rights PD-L1-Targeting Antibody 4-1BB-Targeting Anticalin Proteins PRS-344: Meaningfully Building on Localized MoA of Cinrebafusp Alfa

PRS-344 Drives Strong Anti-tumor Activity in Anti-PD-L1 mAb-resistant Mouse Model 34 • Dose-dependent anti-tumor response that leads to significant extension of survival • Superior to equimolar doses of anti-PD-L1 mAb treatment alone h-4-1BB knock-in mice subcutaneously implanted with MC-38-huPD-L1 cells Tumor Growth Survival 0 10 20 30 40 50 0 20 40 60 80 100 Days after implantation 0 5 10 15 20 25 30 35 0 1000 2000 3000 4000 *** ********* * ** * PRS-344/S095012 (1 mg/kg) anti-4mAb 3mg/kg Vehicle control PRS-344/S095012 (10 mg/kg) PRS-344/S095012 (0.01 mg/kg) anti-PD-L1 mAb (7.7 mg/kg) anti-PD-L1 mAb (0.8 mg/kg) PRS-344/S095012 (0.1 mg/kg) Days after implantation Vehicle Anti-PD-L1 - 7.7 mg/kg Anti-PD-L1 – 0.77 mg/kg Urelumab analog – 3 mg/ PRS-344/S095012 - 10 mg/kg PRS-344/S095012 - 1 mg/kg PRS-344/S095012 - 0.1 mg/kg PRS-344/S095012 - 0.01 mg/kg

35 Financial Overview (As of 12/31/20) non-dilutive capital from anchor partnerships $135+ M $70.4* M Cash & Cash Equivalents $0.0 Debt 56.0* M CSO *Excludes $36M from PRS-060 phase 2a milestone and Seagen and AstraZeneca equity investments (along with ~7.3M common shares issued)

Appendix 36

PRS-060 Phase I 37

PRS-060 Phase I Multiple Ascending Dose Trial 38 Ascertain PK/PD with a reliable biomarker to confirm local target engagement and inform Phase II dosage regimen Strategic Objectives Dosing patients with mild asthma with elevated FeNO levels (≥35 ppb), to receive inhaled PRS-060 or pbo b.i.d.* over a 10-day period Trial Design Highlights Pieris is sponsoring the trial, AstraZeneca is reimbursing Pieris for all associated costs Initiated in July 2018 Evaluating safety, tolerability, PK, PD and will also evaluate FeNO reduction vs. placebo Measuring safety, tolerability and FeNO changes days 1-10,17, and 40 *q.d. on Day 10

Phase 1b Interim Results: Favorable Safety Profile 39 • All doses of AZD1402/PRS-060 tested in the study were well tolerated • No treatment-related serious AEs were observed System organ class AE Preferred Termsb Placebo (N = 12) n (%) m AZD1402/PRS-060c (N = 30) n (%) m Overall (N = 42) n (%) m Gastrointestinal disorders Dry mouth Nausea 4 (33.3) 4 1 (8.3) 1 1 (8.3) 1 13 (43.4) 14 2 (6.7) 2 3 (10.0) 3 17 (40.5) 18 3 (7.1) 3 4 (9.5) 4 Infections and infestations Upper respiratory tract infection 1 (8.3) 1 1 (8.3) 1 7 (23.3) 8 3 (10.0) 4 8 (19.0) 9 4 (9.5) 5 Nervous system disorders Headache Presyncope 5 (41.7) 9 3 (25.0) 6 0 13 (43.4) 18 5 (16.7) 7 4 (13.3) 6 18 (42.9) 27 8 (19.0) 13 4 (9.5) 6 Respiratory, thoracic and mediastinal disorders Cough Rhinorrhoea Wheezing 6 (50.0) 6 1 (8.3) 1 2 (16.7) 2 2 (16.7) 2 14 (46.7) 15 4 (13.3) 4 1 (3.3) 1 4 (13.3) 5 20 (47.6) 21 5 (11.9) 5 3 (7.1) 3 6 (14.3) 7

Phase 1b Interim Results: Robust FeNO Reduction 40 PRS-060 Relative FeNO Reduction (Emax Analysis) PRS-060, mg (delivered) n Reduction vs. placebo, % (95% CI) p-value 2 6 24.0 (1.8–41) 0.04 6 6 24.3 (2.7–41) 0.03 20 12 36.4 (22–48) <0.0001 60 6 30.5 (10–46) 0.005 Placebo 12 PRS-060 Relative FeNO Reduction (ANCOVA Analysis) Mean change from baseline in FeNO levels at 0.5h (A) and 2h (B) post-dose on Day 10 in participants with mild asthma

Phase 1b Interim Results: Pharmacological Versatility 41 pSTAT6 levels over time following inhalation of PRS-060 No systemic target engagement and minimal systemic exposure was observed at the 2mg dose, suggesting that local target engagement by the drug is sufficient to reduce airway inflammation Pharmacological versatility, given low- dose FeNO reduction with no observed systemic activity (pSTAT6) versus high-dose FeNO reduction with systemic activity

Cinrebafusp Alfa – Biomarkers 42

Soluble 4-1BB (s4-1BB): Blood-based Biomarker of PRS-343 Target Engagement • s4-1BB is an alternatively spliced form of 4-1BB receptor lacking the transmembrane encoding exon (Setareh et al., 1995; Shao et al., 2008) • s4-1BB is released by leukocytes in an activation-dependent manner (Michel et al., 2000; Salih et al., 2001; Schwarz et al., 1996) • s4-1BB is produced with a slightly delayed kinetic to pathway activation. Hypothesized role is as a negative regulator, keeping 4-1BB-mediated co-stimulation in check 43 s4-1BB utility as a pathway specific biomarker provides ability to track PRS- 343 target engagement and activity using serum samples

Pieris Pharmaceuticals 255 State Street Boston, MA 02109 USA Zeppelinstraße 3 85399 Hallbergmoos Germany IR: kelman@pieris.com BD: niemeier@pieris.com www.pieris.comNASDAQ: PIRS